UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2014

REMARK MEDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33720	33-1135689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3930 Howard Hughes Parkway, Suite 400, Las Vegas, Nevada		89169
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (702) 701-9514

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 23, 2014, at the 2014 Special Meeting of Stockholders (the “Special Meeting”) of Remark Media, Inc. (the “Company”), the Company’s stockholders approved an amendment to the Company’s 2014 Incentive Plan (the “Plan”) to increase the number of shares of the Company’s common stock (the “Common Stock”) authorized and reserved for issuance thereunder to 6,000,000.  No other changes were made to the Plan.  A copy of the Plan reflecting this amendment is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 23, 2014, the Company filed an Amended and Restated Certificate of Incorporation (the “Amended Charter”) with the Secretary of State of the State of Delaware to (i) increase the number of authorized shares of Common Stock to 50,000,000, (ii) provide that the size of the Board shall be fixed in accordance with the Company’s Bylaws, (iii) delete the requirement that the Company maintain a standing special committee of the Board and (iv) make certain conforming changes.  The Amended Charter became effective immediately upon filing and the related amendments were approved by the Company’s stockholders at the Special Meeting.  The foregoing description of the Amended Charter is qualified in its entirety by reference to the full text of the Amended Charter, which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 23, 2014, the following matters were submitted to a vote of the Company’s stockholders at the Special Meeting:

(i)	an amendment to the Company’s Second Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock to 50,000,000;

(ii)
an amendment to the Company’s Second Restated Certificate of Incorporation to (1) provide that the size of the Board shall be fixed in accordance with the Company’s Bylaws, (2) delete the requirement that the Company maintain a standing special committee of the Board, and (3) make certain conforming changes described in more detail in the proxy statement for the Special Meeting;

(iii)	the potential issuance of more than 19.99% of the outstanding Common Stock in accordance with 1,000 authorized shares of Series A Preferred Stock; and

(iv)	an amendment to the Plan to increase the number of shares of Common Stock authorized and reserved for issuance thereunder to 6,000,000.

The number of shares of Common Stock outstanding and eligible to vote as of October 31, 2014, the record date of the Special Meeting, was 12,299,968.

Each of the matters submitted to a vote of the Company’s stockholders at the Special Meeting was approved by the requisite vote of the Company’s stockholders.  Set forth below is the number of votes cast for and against, as well as the number of abstentions and broker non-votes, as to each such matter:

Proposal 1	For	Against	Abstain	Broker Non-Votes
Charter amendment to increase number of authorized shares of Common Stock	7,358,841	15,284	11,750	-
Proposal 2	For	Against	Abstain	Broker Non-Votes
Additional charter amendments	7,086,656	299,219	-	-

Proposal 3	For	Against	Abstain	Broker Non-Votes
Potential issuance of more than 19.99% of Common Stock	7,361,869	23,993	13	-
Proposal 4	For	Against	Abstain	Broker Non-Votes
Amendment to 2014 Incentive Plan	7,079,155	306,585	135	-

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation
10.1	2014 Incentive Plan, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REMARK MEDIA, INC.

Dated: December 30, 2014	By:	/s/ Douglas Osrow
		Name:	Douglas Osrow
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation
10.1	2014 Incentive Plan, as amended